BLACKROCK FUNDSSM
BlackRock Aurora Portfolio

Supplement dated June 4, 2010
to the Prospectuses, each dated January 29, 2010

The Board of Trustees of BlackRock Funds (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) with respect to BlackRock Aurora Portfolio (the “Fund”) providing for the acquisition by BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”) of substantially all of the assets of the Fund in exchange for the assumption by Mid-Cap Value Equity of certain stated liabilities of the Fund and shares of beneficial interest of Mid-Cap Value Equity (the “Reorganization”). The Fund and Mid-Cap Value Equity are both series of the Trust.

The Agreement and Plan provides that, if the Reorganization takes place, Fund stockholders will receive shares of Mid-Cap Value Equity with the same class designation and an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization. It is anticipated that the Reorganization will take place on or about June 25, 2010.

Code # ALLPR-AUR-0610SUP